UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

ACTION INDUSTRIES, INC.

(Exact Name of Registrant As Specified In Charter)

Nevada	000-52455	11-3699388
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

8744 Riverside House Path Brewerton, New York 13029
(Address of Principal Executive Offices)

(315) 703-9013

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Copies to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant

(a)

Dismissal of independent registered public accounting firm

On March 26, 2010, the Board of Directors of Action Industries, Inc. (the “Company”) dismissed Robison Hill & Company, Salt Lake City, Utah (“Robison”) as the Company’s independent registered public accounting firm.

The reports of Robison on the Company’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008, contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle. However, the report of Robison, Hill & Co dated March 19, 2010, on our financial statements in the Form 10-K for the fiscal year ended December 31, 2009 did contain an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the recent fiscal years ending December 31, 2009 and December 31, 2008 and the subsequent period through March 25, 2010, there have been no (i) disagreements with Robison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Robison’s satisfaction, would have caused Robison to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Robison with a copy of the above disclosures and requested that Robison furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Robison’s letter, dated March 26, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On March 26, 2010, the Board of Directors of the Company engaged MaloneBailey LLP Certified Public Accountants, Houston, Texas (“MaloneBailey”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2009 and December 31, 2008, and the subsequent interim period prior to the engagement of MaloneBailey, the Company has not consulted MaloneBailey regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1   Letter of Robison Hill & Company, dated March 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ACTION INDUSTRIES, INC.

Date: March 26, 2010	By:	/s/ Inna Sheveleva
Inna Sheveleva
Secretary and Director

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